UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

SPARTAN STORES, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of principal executive offices)	49518-8700 (Zip Code)

Registrant's telephone number,
including area code:  (616) 878-2000

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

	(c)	Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

		99.1	Press Release dated July 21, 2004

Item 12.	Results of Operations and Financial Condition.

          On July 21, 2004, Spartan Stores, Inc. issued the press release attached to this Form 8-K as Exhibit 99.1 concerning its financial results for the quarter ended June 19, 2004. This report is furnished and is not considered "filed" with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement under the Securities Act of 1933.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2004	SPARTAN STORES, INC.

	By	/s/ David M. Staples
David M. Staples Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated July 21, 2004.